UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2015

Kraft Foods Group, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-35491	36-3083135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 22, 2015, Kraft Foods Group, Inc. (“Kraft”) and Mondelēz International, Inc. (“Mondelēz International”) entered into a settlement agreement (the “Settlement Agreement”) regarding the treatment of certain provisions of the Separation and Distribution Agreement, dated September 27, 2012, between Kraft and Mondelēz (the “Separation Agreement”), the Agreement for the Licence of Tassimo Intellectual Property and Provision of Services to Support the Tassimo System Arrangements, dated September 27, 2012, among Intercontinental Great Brands LLC (formerly Kraft Foods Global Brands LLC), Kraft Foods Group Brands LLC, Mondelēz Europe GmbH (formerly Kraft Foods Europe GmbH) and Kraft (the “Tassimo Agreement”), and certain other Ancillary Agreements (as defined in the Separation Agreement) between Kraft and Mondelēz International (collectively, and as amended from time to time, the “Spin-Off Agreements”). The Spin-Off Agreements were each entered into in connection with the spin-off of Kraft to Mondelēz International shareholders on October 1, 2012. Pursuant to the Settlement Agreement, Kraft and Mondelēz International agreed on the treatment of certain provisions in the Spin-Off Agreements in the context of (a) the transactions contemplated by the Agreement and Plan of Merger, dated as of March 24, 2015 (the “Merger Agreement”), among H.J. Heinz Holding Corporation, a Delaware corporation (“Heinz”), Kite Merger Sub Corp., a Virginia corporation and a direct wholly owned subsidiary of Heinz, Kite Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Heinz, and Kraft (the “Kraft Heinz Transaction”), (b) the proposed creation by Mondelēz International and Acorn Holdings B.V. of a coffee joint venture by way of (inter alia) the contribution by Mondelēz International of its global coffee business into Charger Top HoldCo B.V., a private company with limited liability incorporated under the law of the Netherlands, and its subsidiaries (the “Mondelēz Coffee Transaction”) and (c) the treatment of such Spin-Off Agreements in the future. Under the terms of the Settlement Agreement, Kraft and Mondelēz International agreed, among other things, that: (i) no consent is required from the other party under the terms of any of the Spin-Off Agreements for either Kraft or Mondelēz International to undergo any current or future change of control transaction (including the Kraft Heinz Transaction); (ii) Mondelēz International may, subject to certain restrictions, transfer certain intellectual property related to the Mondelēz Coffee Transaction; (iii) each of Kraft and Mondelēz International forfeited the right to use certain licensed intellectual property granted to such party under the Spin-Off Agreements; (iv) certain ten-year trademark licenses granted by Kraft to Mondelēz International will be repatriated to Kraft on an accelerated schedule as set forth in the Settlement Agreement; and (v) Kraft’s right of first offer under the Separation Agreement for certain elements of Mondelēz International’s cheese and grocery business was extended for three years from 2017 to 2020.

The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the Settlement Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Settlement Agreement, dated June 22, 2015, between Mondelēz International, Inc. and Kraft Foods Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2015	Kraft Foods Group, Inc.

	By:	/s/ Kim K. W. Rucker
Kim K. W. Rucker
Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Settlement Agreement, dated June 22, 2015, between Mondelēz International, Inc. and Kraft Foods Group, Inc.